SUPPLEMENT DATED FEBRUARY 3, 2012

TO THE PROSPECTUS FOR PACIFIC SELECT FUND

CLASS I AND P SHARES DATED MAY 1, 2011

This supplement revises the Pacific Select Fund Class I and P Shares prospectus dated May 1, 2011, as supplemented (Prospectus), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information.

PD Aggregate Bond Index Portfolio — The table in the Portfolio management subsection within the Portfolio summaries section on page 105 is deleted and replaced with the following:

Portfolio Manager and Primary Title with Management Firm	Experience with Portfolio
Michael J. Brunell, CFA, Vice President	Since 2009
Max DeSantis, CFA, Principal	Since 2012
Mahesh Jayakumar, Principal	Since 2012

PD High Yield Bond Market Portfolio — The table in the Portfolio management subsection within the Portfolio summaries section on page 107 is deleted and replaced with the following:

Portfolio Manager and Primary Title with Management Firm	Experience with Portfolio
Michael J. Brunell, CFA, Vice President	Since 2010
Max DeSantis, CFA, Principal	Since 2012
Allen Kwong, Principal	Since 2012

The table regarding SSgA Funds Management, Inc. in the About the managers section starting on page 187 is deleted and replaced with the following:

SSgA Funds Management, Inc.

State Street Financial Center, One Lincoln Street, Boston, MA 02111

SSgA Funds Management, Inc. (SSgA FM) is registered with the SEC as an investment advisor under the Investment subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2010, SSgA FM had approximately $200.8 billion in assets under management. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. As of December 31, 2010, SSgA had approximately $2.01 trillion in assets under management.

PD AGGREGATE BOND INDEX PORTFOLIO Michael J. Brunell, CFA

Vice president of SSgA since 2009 and of SSgA FM since 2010, and a member of SSgA FM’s fixed income portfolio management team since 2004. In Mr. Brunell’s current role as part of SSgA FM’s beta solutions group, he is responsible for developing and managing funds against a variety of conventional and custom bond index strategies, including fixed income ETFs which were established in 2007. Prior to joining the investment group, Mr. Brunell was responsible for managing SSgA FM’s U.S. bond operations team, which he had been a member of since 1997. Mr. Brunell started his career in the investment management field when he joined State Street Corporation’s mutual fund custody division in 1993. He has over 18 years of investment experience. Mr. Brunell holds a BS from Saint Michael’s College and an MSF from Boston College.

Max DeSantis, CFA	Principal of SSgA since 2008 and of SSgA FM since 2009, and a portfolio manager in SSgA FM’s fixed income beta solutions team managing a broad range of strategies since 2009. Mr. DeSantis joined SSgA in 2008 as part of SSgA’s investment risk management team focusing on fixed income risk. From 2003 to 2008, he worked at State Street Corporation in corporate finance. Mr. DeSantis has over 4 years of investment experience. He holds a BA from the University of Pennsylvania and an MBA from the Carroll School of Management at Boston College.

Mahesh Jayakumar	Principal of SSgA FM and portfolio manager of SSgA FM’s fixed income portfolio management team since 2010. Mr. Jayakumar is responsible for managing several portfolios spanning diverse areas such as green bonds, agencies, government/credit, aggregate and client directed mandates. He has been an employee of State Street Corporation since 2008. From 2003 to 2007, prior to joining State Street Corporation, Mr. Jayakumar worked at Computer Associates as a senior manager in research and development at covering enterprise security software. He has over 4 years of investment experience. Mr. Jayakumar holds an MBA from the MIT Sloan School of Management, an MS from Boston University, and a BS from Purdue University.

PD HIGH YIELD BOND MARKET PORTFOLIO Michael J. Brunell, CFA

Vice president of SSgA since 2009 and of SSgA FM since 2010, and a member of SSgA FM’s fixed income portfolio management team since 2004. In Mr. Brunell’s current role as part of SsgA FM’s beta solutions group, he is responsible for developing and managing funds against a variety of conventional and custom bond index strategies, including fixed income ETFs which were established in 2007. Prior to joining the investment group, Mr. Brunell was responsible for managing SSgA FM’s U.S. bond operations team, which he had been a member of since 1997. Mr. Brunell started his career in the investment management field when he joined State Street’s mutual fund custody division in 1993. He has over 18 years of investment experience. Mr. Brunell holds a BS from Saint Michael’s College and an MSF from Boston College.

Max DeSantis, CFA

Principal of SSgA since 2008 and of SSgA FM since 2009, and a portfolio manager in SSgA FM’s fixed income beta solutions team managing a broad range of strategies since 2009. Mr. DeSantis joined SSgA in 2008 as part of SSgA’s investment risk management team focusing on fixed income risk. From 2003 to 2008, he worked at State Street Corporation in corporate finance. Mr. DeSantis has over 4 years of investment experience. He holds a BA from the University of Pennsylvania and an MBA from the Carroll School of Management at Boston College.

Allen Kwong	Principal of SSgA, SSgA FM, and a portfolio manager in SSgA FM’s passive fixed income portfolio management group since 2004. Mr. Kwong joined SSgA in 1997 and has been responsible for developing and managing portfolios against a variety of fixed income indices since 2004. Prior to this, he worked in SSgA FM’s fixed income operations group supporting their index team. Mr. Kwong has over 12 years of investment experience. He holds an MBA from the Carroll School of Management at Boston College and dual BS degrees from Boston College.

Form No. 15-40286-00

 PSFSUP212

SUPPLEMENT DATED FEBRUARY 3, 2012

TO THE

PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2011

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2011, as supplemented (“SAI”), and must be preceded or accompanied by the SAI. All changes within this supplement are currently in effect. Remember to review the SAI for other important information.

INFORMATION ABOUT THE PORTFOLIO MANAGERS

In the Other Accounts Managed section, in the Asset Based Fees chart, on page 101 of the SAI, information with respect to the PD Aggregate Bond Index and PD High Yield Bond Market Portfolios is deleted and replaced in its entirety with the following information:

	ASSET BASED FEES AS OF 12/31/11
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts
PD Aggregate Bond Index
Michael J. Brunell	22	$32,737,616,425	65	$47,439,290,141	192	$88,607,024,547
Max DeSantis	22	$32,737,616,425	65	$47,439,290,141	192	$88,607,024,547
Mahesh Jayakumar	22	$32,737,616,425	65	$47,439,290,141	192	$88,607,024,547

PD High Yield Bond Market
Michael J. Brunell	22	$32,868,619,042	65	$47,439,290,141	192	$88,607,024,547
Max DeSantis	22	$32,868,619,042	65	$47,439,290,141	192	$88,607,024,547
Allen Kwong	22	$32,868,619,042	65	$47,439,290,141	192	$88,607,024,547

Form No. 15-40289-00

                 PSFSAI212